                                                                    EXHIBIT 10.5

                                    [LOGO]

Via Federal Express and Facsimile                   TeleCorp PCS, Inc.
---------------------------------                   Suite 800
                                                    1010 N. Glebe Road
February 17, 2001                                   Arlington, VA 22201

Ronald G. Bizcik                                    Tel  703.236.1100
Chief Operating Officer                             Fax  703.236.1101
SBA Towers, Inc.
One Town Center Road, 3rd Floor
Boca Raton, FL 33486


Dear Ron:

        I am writing this letter to confirm our agreement today with respect to that certain, Purchase Agreement ("Agreement") entered into by and among TeleCorp Realty, LLC, TeleCorp Puerto Rico Realty, Inc., TeleCorp Communications, Inc. (collectively "TeleCorp") and SBA Towers, Inc. ("SBA") on September 15, 2000. SBA and TeleCorp hereby agree that a Closing shall occur on March 16, 2001, at which time a minimum of two hundred (200) Sites shall be approved for purchase by SBA and conveyed by TeleCorp to NewCo.

        Subsequent to such Closing and through July 19, 2001, SBA and TeleCorp shall continue pursuant to Section 7(c) of the Agreement to take Curative Actions with respect to any Sites subject to the Agreement but not yet closed upon. One or more Closings upon such sites shall occur at such times or times as may be agreed upon by the parties. In the event a March 16th 2001 Closing does not occur as contemplated herein, TeleCorp hereby reserves its right under
Section 7(g) to terminate the Agreement as result of the rejection by SBA of more than fifteen (15) of the two hundred seventy-five (275) sites which were subject to the Agreement and to pursue any remedies available to it at law or equity for breach of the Agreement as modified by this letter agreement.

        Except as set forth herein, all terms and conditions of the Agreement shall remain in full force and effect. If you agree to the modifications to the Agreement contained herein, please sign the acknowledgement set forth below and return the signature page to me via facsimile at (703) 236-1376.

                                                Sincerely,

                                                /s/ Ronald W. Keefe

                                                Ronald W. Keefe, Jr.

Acknowledged and agreed to;
SBA Towers, Inc.

By: /s/ Jeffery A. Stoops
   -----------------------
Its: President
    ----------------------
cc:
Paul Hines
Gunster Yoakley & Stewart, P.A.
777 South Flagler Drive
Suite 500-East Tower
West Palm Beach, FL 33401

Todd A. Lewellen
Lewellen & Frazier, PLC
415 North McKinley, Suite 1240
Little Rock, AR 72205

John Marino
Jeffery Stoops
SBA Towers, Inc.
One Town Center Road, 3rd Floor
Boca Raton, FL 33486